                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 25, 2006
                                                 -------------

                          Hudson Valley Holding Corp.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



       New York                      030525                13-3148745
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


  21 Scarsdale Road, Yonkers New York                   10707
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code  (914) 961-6100
                                                   ----------------


 Not applicable
--------------------------------------------------------------
(Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a.-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 25, 2006, the registrant issued a press release reporting its financial results for the six months ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Michael P. Maloney was appointed to the Board of Directors of Hudson Valley Holding Corp. and Hudson Valley Bank effective July 25, 2006. Mr. Maloney, a former practicing attorney, has been with Hudson Valley Bank in varying positions of increasing responsibility for more than 13 years. In October 2005, he was named Executive Vice President and Chief Banking Officer, a position he will retain. For the previous five years, Mr. Maloney had been the Executive Vice President responsible for the Bank's Business & Professional Banking Division.

ITEM 8.01 OTHER EVENTS

On July 25, 2006, the registrant issued a press release announcing a cash dividend. A copy of the press release is attached hereto as Exhibit 99.1 to the Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should" or "will" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, that may cause our or the banking industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
-----------     -----------

99.1            Press release dated July 25, 2006 issued by Hudson Valley
                Holding Corp.

99.2            Press release dated July 26, 2006 issued by Hudson Valley
                Holding Corp.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HUDSON VALLEY HOLDING CORP.

                                       By:  /s/ Stephen R. Brown
                                           -------------------------------------
                                              Senior Executive Vice President,
                                                Chief Financial Officer and
                                                         Treasurer

July 26, 2006